Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of The Amacore Group, Inc., a Delaware corporation (the “Company”), do hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the period ending September 30, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 22, 2008
/s/ Jay Shafer
Jay Shafer
Chief Executive Officer

Dated: December 22, 2008
/s/ Scott Smith
Scott Smith
Interim Chief Financial Officer